Combined semi-annual report for

Marketvest Equity Fund

Marketvest International
Equity Fund

Marketvest Pennsylvania Intermediate
Municipal Bond Fund

Marketvest Short-Term Bond Fund

Marketvest Intermediate U.S.
Government Bond Fund

August 1997

[LOGO]

MARKETVEST FUNDS


Table of Contents

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PRESIDENT'S MESSAGE........................................................    1
--------------------------------------------------------------------------------

INVESTMENT REVIEWS.........................................................    3
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS.................................................   11
--------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS..................................................   12
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES.......................................   29
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS...................................................   30
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS........................................   31
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS.......................................................   34
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS..............................................   36
--------------------------------------------------------------------------------

DIRECTORS/TRUSTEES AND OFFICERS............................................   41
--------------------------------------------------------------------------------


President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report of the Marketvest Group of Funds, which covers the six-month period from March 1, 1997 through August 31, 1997--the first six months of the Funds' fiscal year.

This report contains complete financial information for your Marketvest fund investment, including a discussion with the portfolio manager, a list of fund holdings, and the financial statements. Also included is a breakdown of the voting results from the Special Meeting of Shareholders of Marketvest Group of Funds held on June 30, 1997.

Please note the following highlights for each Marketvest fund over the six-month reporting period:

 . Consistent with a continued highly favorable stock market climate, MARKETVEST
  EQUITY FUND achieved a strong total return for the six months ended August 31, 1997 of 16.52%.* Contributing to the total return were capital gains totaling $0.27 per share, income totaling $0.08 per share, and a 13% increase in net asset value. By August 31, 1997, shareholders entrusted the fund with more than $612 million in assets.

 . The newest addition to the Marketvest fund family, MARKETVEST INTERNATIONAL
  EQUITY FUND, began operation on April 1, 1997. In its first five months of activity, the fund produced a total return by August 31, 1997 of 6.10%*, through an increase in share price. By August 31, 1997, the fund had attracted more than $42 million in assets.**

 . MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND rewarded tax-sensitive Pennsylvania investors with double-tax-free dividends totaling $0.22 per share.*** The fund's net asset value increased by $0.03 during the six-month reporting period. The fund's total return for the six months ended August 31, 1997 was 2.55%.* Tax-sensitive Pennsylvania residents had invested more than $211 million in the fund by August 31, 1997.

 . MARKETVEST SHORT-TERM BOND FUND, which offers a relatively conservative approach to bond investing, paid dividends totaling $0.29 per share, while producing a total return for the six months ended August 31, 1997 of 2.93%.* At the end of the reporting period, its net asset value was $9.95, unchanged from the net asset value on the first day of the reporting period. Net assets stood at $143 million on August 31, 1997.

---------
  * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the period based on offering price for Marketvest Equity Fund, Marketvest International Equity Fund, Marketvest Pennsylvania Intermediate Municipal Bond Fund, and Marketvest Short-Term Bond Fund were 11.02%, 4.53%, -1.08%, and -0.66%, respectively.

 ** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Income may be subject to the federal alternative minimum tax.


 . MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND, a portfolio of intermediate-maturity government securities, paid dividends totaling $0.36 per share. The fund's total return for the six months ended August 31, 1997 was 2.98%.* Net asset value declined slightly from $9.82 on the first day of the reporting period to $9.75 on the last day of the reporting period. On August 31, 1997, the fund's net assets stood at $280 million.

Thank you for putting your money to work toward your financial goals through the Marketvest Group of Funds. We will continue to provide the highest level of service as we keep you up-to-date on a regular basis.

Sincerely,

[LOGO]

Edward C. Gonzales
President
October 15, 1997

---------
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was -0.66%.


  Investment Reviews

  MARKETVEST EQUITY FUND

Q
     During the six-month reporting period, the Dow Jones Industrial Average ("DJIA")* broke the 8000 barrier, but not without volatility as the market experienced days of 100 point advances and declines. How did Marketvest
Equity Fund perform in this environment versus the market overall and other growth funds?

A
     April 1997 through July 1997 was generally a very favorable time period for equities. From April through June, the fund lagged the Standard & Poor's 500 Index ("S&P 500")* by several percentage points. However, during
August, which was a down month for the major indicies, the fund defended itself much better than the overall market. Accordingly, the fund's period performance exceeded that of its benchmarks. For the six-month period ended August 31, 1997, the fund reported a total return of 16.52%** versus total returns of 11.85% for the DJIA, 15.23% for the Lipper Growth Fund Average* and 14.78% for the S&P 500.

Q
     Where did you find value in this highly valued market?

A
     In keeping with extreme market volatility, we used attractive opportunities for trading when available. As we have stated in the past, we continue to believe that overall valuations are exceedingly excessive, and accordingly, postured the portfolio to defend against a down-side correction. When opportunities presented themselves, we were buyers of Healthcare, technology and energy related issues on sell-offs.

 * The DJIA is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. The S&P 500 is an unmanaged broad-based index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks. Lipper Growth Fund Average is an average of the total returns for 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service. Investments cannot be made in an index.
** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.


Q
     What were the fund's weightings among the different market sectors at the end of the reporting period?

A
     As of August 31, 1997, the fund's holdings were allocated among the different market sectors as follows:

Consumer Non Durables...............................................  27.2%
Capital and Intermediate Goods......................................  18.9%
Technology..........................................................  16.4%
Interest Sensitive..................................................  14.2%
Energy..............................................................  11.4%
Consumer Durables...................................................   6.6%
Cash Equivalents....................................................   5.3%
Transportation......................................................   0.6%

Q
     What notable holdings were either added to the portfolio or significantly changed the fund's position?
A
     As valuations became extended over the past six months, liquidations of either partial or whole positions were exercised. The more excessive the valuations appeared to become, the more those issues were scaled back or, in some instances, eliminated. This strategy was rewarded during the corrective phase in August when reserves were redeployed as issues sold off. Johnson and Johnson, Lowes, Eaton, Abbott Labs, Allied Signal, IBM, LSI Logic and Micron Technology were among those names being acquired during that acquisition program.

Q
     Overall, the six-month period offered an ideal economic climate for stocks, and the market marches on. What are your thoughts on the market as 1997 draws to a close?
A
     As we progress through the balance of 1997, the equity market will likely present an even more challenging environment than we have witnessed thus far. As 100 point moves in the DJIA have become somewhat commonplace, volatility has increased substantially and it is becoming increasingly more difficult to understand what is ahead for stocks. Despite the heady gains already registered from equity funds this year, many strategists remain enthusiastic relative to year end results. As we have recited during recent reviews, two very basic influences should continue to affect the direction of equity prices: interest rate levels and liquidity.

  MARKETVEST INTERNATIONAL EQUITY FUND

Q
     While not matching the continued torrid pace of the U.S. stock market, international stocks nevertheless delivered relatively strong performance. What is your analysis of the international stock market?
A
     When comparing domestic and foreign returns, it is important to keep in mind the performance of the dollar versus foreign currencies. Investors continue to be impressed with the double digit domestic equity returns they have earned. However, in local currencies, most foreign markets have equaled or exceeded by as much as 40% to 50% our U.S. equity returns. Due to the strong dollar this year, these robust foreign returns have translated into less than 50% of domestic returns.

The international equity markets continue to provide an important vehicle for diversification of domestic portfolios. While linked to U.S. equity markets with respect to some issues, we believe markets abroad still provide ample investment opportunity in many areas as world economic and political events drive market forces.

Q
     As a "fund of funds," Marketvest International Equity Fund invests its assets in international mutual funds, which offers an extremely high level of diversification. How were the fund's holdings weighted among different regions at the end of the period as compared to its benchmark, the Europe, Australia and Far East Index ("EAFE Index")*?

A
     The largest difference between the fund's regional weightings and that of the EAFE Index continues to be the respective exposure to Japan. The EAFE Index exposure to Japan is currently almost 2.5 times larger than that of the fund. The fund is overweighted with respect to the Pacific Rim and evenly weighted to Europe.

The fund also has exposure to Latin America whereas the EAFE Index has none.

 * The EAFE Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made in an index.


Q
     As 1997 draws to a close, do you continue to see a relatively favorable climate overall for international stocks?
A
     Looking forward, the opportunity for appreciation in international equity investments remains favorable. The general outlook for most foreign economies is an expectation of growth which will continue into 1998. When compared to U.S. markets, our foreign counterparts generally continue to be less expensive on a valuation basis. This is the foundation of our favorable market outlook. However, this is not a blanket statement for the entire foreign arena. Foreign investors must still be wary of such items as specific country valuations, regional problems such as the Southeast Asian situation, and the frailty of the Japanese markets and economy.

Other factors which may affect foreign equity returns are:

        .  Domestic and foreign interest rates.
        .  Currency values.
        . The extent to which corporate restructuring in Europe has peaked. . The Japanese trade surplus with the U.S.
        .  Rising economic activity and growth leading to inflation.
        .  The ease with which EMU completion continues.


 Marketvest Pennsylvania Intermediate Municipal Bond Fund

Q
     The market environment for municipal bonds was relatively favorable during the reporting period, which included new tax legislation that left municipal bonds unscathed. Can you comment?
A
     The market for municipal bonds continues to perform well, with returns lagging slightly behind taxable bonds. Supply and demand issues continue to dominate the municipal market. Although new tax legislation was enacted, the effect of a lower capital gains tax had little impact on municipal bond buyers. Lower taxation rates will have some impact on the market as the spreads between taxable and tax exempt issues narrow.

Q
     How did Marketvest Pennsylvania Intermediate Municipal Bond Fund perform in this environment in terms of tax-free income stream and total return?
A
     During the reporting period the fund was an active buyer of higher coupon issues to increase current income to our participants. The fund's current income steadily increased due to these moves and the 30-day yield stood at
3.89%* on August 31, 1997. The fund's total return performed well, in line with its benchmarks, at 2.55%* on August 31, 1997.

Q
     What was the average life of the fund's holdings at the end of the reporting period?

A
     As of August 31, 1997, the fund's average life was 7.5 years and the duration was 5.8 years.

Q
     Municipal bonds were among the better-performing fixed income investments during the reporting period. Do you foresee a continued positive environment?
A
     The municipal market has performed well within a declining rate environment. As long as demand exceeds supply, we believe the markets should continue to have great returns. The Pennsylvania market has been strong and looks to continue to remain that way through year end due to declining rates and thin supply of new issues.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.


  MARKETVEST SHORT-TERM BOND FUND

Q
     What is your analysis of the bond market during the six-month reporting period?

A
     During the December 1996 Congressional testimony, Federal Reserve Board (the "Fed") Chairman, Alan Greenspan, voiced concern over the threat of higher inflation and that a "pre-emptive policy tightening" may be necessary even before any inflationary pressures exist. At the March 1997 Federal Open Market Committee meeting, the Fed acted on this unexpected strength by raising short-term interest rates by a quarter point. With employment growth strong, real income growing faster than consumption, capacity utilization rates hovering at levels typically foreshadowing higher prices, unemployment at the lowest level since December 1973, and consumer confidence rising, the prospect exists for further Fed tightening later in 1997.

As expected, economic activity during the first quarter came through at a strong 4.9% increase. For the second quarter of 1997, economic activity slowed to an annual rate of 3.3%, better for long-term price stability but still above Fed targets. On the positive side, inflation remained subdued. The Gross Domestic Product implicit price deflator, an indication of inflation, rose at an annual rate of just 1.4% in July, the smallest increase since the second quarter of 1964. Many believe that high-tech investment is boosting productivity growth and holding inflation in check by increasing efficiency and controlling costs.

Although volatility was the order of the day in the bond market during the reporting period, short-term rates declined slightly. The extremely short end of the curve (six months and under) was unchanged for the reporting period; rates in the 1-3 year range fell 11- to-14 basis points.

Q
     How did Marketvest Short-Term Bond Fund's short-term portfolio perform in terms of income and total return?
A
     The Marketvest Short-Term Bond Fund with an average life of 1-3 years is designed to pursue a higher yield than is available from money market funds,* but with less fluctuation of principal value when compared to longer-term bond funds. For the six-month period, the 30-day yield of the fund was 5.50%** which surpassed short-term investment vehicles by approximately 25 basis points. On the volatility front, the fund's unit value fluctuated in a narrower range when compared with longer term bond funds. For the six-month period ended August 31, 1997, the fund's total return was 2.93%.**

 * Unlike money market funds, the share value of the fund will fluctuate.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.

8

     How were the fund's assets allocated among Treasury, mortgage-backed and asset-backed holdings at the end of the period?
A
     The fund's asset allocation among Treasury, mortgage-backed and asset backed holdings at August 31, 1997, was:

           Treasuries/Agencies                          39.6%
           Mortgage-backed securities                    4.7%
           Asset-backed securities                      12.2%

Q
     As we move toward the end of 1997, do you see any signs that may point to a clearer direction for the bond market?
A
     With the economy in its seventh year of expansion, economic growth for 1997 has been quite remarkable. With extremely low levels of unemployment, high consumer confidence, and capacity utilization reaching almost a two year high, one would expect a pick up in inflation. However, inflation has remained quite tame. As the economy typically accelerates during the fourth quarter holiday shopping season, inflationary pressures may develop. Under this scenario, the Fed may opt to slow things down by raising rates towards the end of 1997 or early 1998.


  MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

Q
     What is your analysis of the bond market during the six-month reporting period, which saw modest growth and benign inflation--and no inclination by the Federal Reserve Board to raise rates?
A
     Although August itself had negative returns for all sectors in the bond market, the period as a whole registered positive returns. The market appears to believe that the Federal Reserve Board will not move to increase rates until year end or into early 1998. Factors such as moderate inflation and controlled growth bear well for positive returns through year end. Certain sectors including mortgage or mortgage-backed instruments, have come under pressure with declining rates. Other sectors, such as Treasuries, have performed well due to their non-callable nature. We have maintained a neutral stance to our Lipper peer group and under weighted in the mortgage sector to avail ourselves of these trends.

Q
     How did Marketvest Intermediate U.S. Government Bond Fund perform in terms of income and total return in this environment?
A
     With the bond market rallying through the reporting period, the current 30-day yield for the fund declined slightly to 5.40%*, but the total return remained positive at 2.98%* by August 31, 1997. The fund's duration was at 4.02 years and the average life was 6.3 years at the end of the period.

Q
     How were the fund's assets allocated among Treasury, agency and corporate bonds at the end of the period?
A
     As of August 31, 1997, the allocations were as follows:

         Treasuries..........................................  63.70%
         Agencies............................................   1.15%
         CMOs................................................  15.70%
         Asset Backed........................................   1.00%
         Corporate Bonds.....................................  15.25%
         Preferred Stock.....................................   0.40%
         Cash................................................   2.80%

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.


  Shareholder Voting Results

A Special Meeting of Shareholders of the Marketvest Group of Funds was held on June 30, 1997. On May 29, 1997, the record date for shareholders voting at the meeting, the total outstanding shares of each Fund were: Marketvest Equity Fund--44,750,150 shares; Marketvest Intermediate U.S. Government Bond Fund--27,337,888 shares; Marketvest Short-Term Bond Fund--14,492,479 shares; Marketvest Pennsylvania Intermediate Municipal Bond Fund--21,433,067 shares; and Marketvest International Equity Fund--4,025,778 shares. The following items were considered by shareholders and the results of their voting were as follows:

1. Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between Marketvest Funds, Inc. (the "Corporation") and Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Corporation and Dauphin Deposit, subject to and effective upon the consummation of the merger of Dauphin Deposit Corporation with and into First Maryland Bancorp.



                                                                           ABSTENTIONS       WITHHELD
                                                                           AND BROKER      AUTHORITY TO
FUND                                         FOR            AGAINST         NON-VOTES          VOTE
----                                         ---            -------        -----------     ------------

Marketvest Equity Fund                   44,671,919            0                0               0

Marketvest Intermediate U.S.
Government Bond Fund                     22,317,632            0                0               0

Marketvest Short-Term Bond Fund          14,592,045            0                0               0



2. Proposal to approve a New Investment Advisory Agreement on behalf of the Fund between Marketvest Funds (the "Trust") and Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"), the terms and fees of which are identical to the existing investment advisory agreement between the Trust and Dauphin Deposit, subject to and effective upon the consummation of the merger of Dauphin Deposit Corporation with and into First Maryland Bancorp.



                                                                            ABSTENTIONS       WITHHELD
                                                                            AND BROKER      AUTHORITY TO
FUND                                          FOR            AGAINST         NON-VOTES          VOTE
----                                          ---            -------        -----------     ------------

Marketvest Pennsylvania
Intermediate Municipal Bond Fund          21,418,067            0                0               0

Marketvest International
Equity Fund                                4,025,778            0                0               0


                                                MARKETVEST GROUP OF FUNDS
 Portfolios of Investments                      August 31, 1997 (unaudited)

MARKETVEST EQUITY FUND

-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
             COMMON STOCKS-95.3%
             Capital & Intermediate
             Goods-18.9%
             Aerospace-4.1%
    55,538   Lockheed Martin Corp.      $ 5,758,644
    56,300   Northrop Corp.               6,590,619
   120,400   Raytheon Co.                 6,622,000
    98,400   Rockwell International
             Corp.                        5,904,000
                                        -----------
             Total                       24,875,263
                                        -----------
             Chemicals-3.4%
    73,400   Dow Chemical Co.             6,495,900
   106,000   Lubrizol Corp.               4,644,125
   107,800   PPG Industries, Inc.         6,791,400
                                        -----------
             Total                       17,931,425
                                        -----------
            Diversified/Miscellaneous-
             2.9%
    40,000   Allied-Signal, Inc.          3,334,275
   153,000   Pentair, Inc.                5,450,625
   134,600   Tenneco, Inc.                6,536,513
   108,600   TRW, Inc.                    5,660,775
                                        -----------
             Total                       20,982,188
                                        -----------
             Electric Equipment-2.6%
   105,800   Emerson Electric Co.         5,785,937
    91,800   General Electric Co.         5,737,500
    67,400   Honeywell, Inc.              4,659,025
                                        -----------
             Total                       16,182,462
                                        -----------
             Machinery & Equipment-
             2.2%
   109,900   Deere & Co.                  6,154,400
   120,400   Ingersoll-Rand Co.           7,239,050
                                        -----------
             Total                       13,393,450
                                        -----------
             Manufacturing/
             Distribution-1.1%
   140,600   Johnson Controls, Inc.       6,704,863
                                        -----------
             Mining/Metals-0.8%
   135,200   Alcan Aluminum, Ltd.         4,723,550
                                        -----------
             Paper/Forest
             Products-1.8%
   106,000   Kimberly-Clark Corp.         5,028,375
-----------------------------------------------------

-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
   101,500   Weyerhaeuser Co.           $ 5,861,625
                                        -----------
             Total                       10,890,000
                                        -----------
             TOTAL CAPITAL &
             INTERMEDIATE GOODS         115,683,201
                                        -----------
             Consumer Products-Non
             Durable27.2%
             Beverages-2.3%
   173,400   Anheuser-Busch Cos., Inc.    7,391,175
   189,600   PepsiCo, Inc.                6,825,600
                                        -----------
             Total                       14,216,775
                                        -----------
             Drugs-3.2%
   158,300   (a)Amgen, Inc.               7,845,744
   321,500   Mylan Laboratories, Inc.     6,831,875
   102,200   Schering Plough Corp.        4,905,600
                                        -----------
             Total                       19,583,219
                                        -----------
             Food-2.0%
   154,000   Heinz (H.J.) Co.             6,410,250
   140,600   Sara Lee Corp.               5,659,150
                                        -----------
             Total                       12,069,400
                                        -----------
             Healthcare-4.8%
   107,400   Abbott Laboratories          6,437,287
    87,200   American Home Products
             Corp.                        6,278,400
   148,000   Becton, Dickinson & Co.      7,094,750
    79,400   Bristol-Myers Squibb Co.     6,034,400
    63,000   Johnson & Johnson            3,571,313
                                        -----------
             Total                       29,416,150
                                        -----------
             Household Products-2.0%
    93,800   Colgate-Palmolive Co.        5,885,950
    31,200   Unilever N.V., ADR           6,279,000
                                        -----------
             Total                       12,164,950
                                        -----------
             Houseware/Home
             Furnishings-1.2%
   177,000   Newell Co.                   6,969,375
                                        -----------
             Medical Equipment/
             Supplies-3.4%
   100,900   Bausch & Lomb, Inc.          4,143,206
   108,600   Baxter International,
             Inc.                         5,776,162
   214,800   Diagnostic Products Corp.    5,960,700
-----------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST EQUITY FUND (continued)

-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
             Medical Equipment/
             Supplies-continued
    58,200   Medtronic, Inc.            $ 5,259,825
                                        -----------
             Total                       21,139,893
                                        -----------
             Merchandise-Mass-1.9%
   107,900   Penney (J.C.) Co., Inc.      6,474,000
   152,400   Wal-Mart Stores, Inc.        5,410,200
                                        -----------
             Total                       11,884,200
                                        -----------
             Non-Hazardous Waste
             Disposal-0.6%
   106,000   Waste Management, Inc.       3,392,000
                                        -----------
             Publishing/Printing-0.8%
    50,300   Gannett Co., Inc.            4,901,106
                                        -----------
             Restaurant-0.7%
    95,600   McDonald's Corp.             4,523,075
                                        -----------
             Retailers-3.0%
   152,000   Albertsons, Inc.             5,225,000
   136,200   Lowe's Cos., Inc.            4,707,413
    89,300   May Department Stores Co.    4,805,456
    67,000   Nike, Inc., Class B          3,576,125
                                        -----------
             Total                       18,313,994
                                        -----------
             Textiles-1.2%
    84,800   V.F. Corp.                   7,494,200
                                        -----------
             TOTAL CONSUMER
             PRODUCTS-NON DURABLE       166,068,337
                                        -----------
             Consumer Products-
             Durable6.6%
             Appliances/
             Furnishings-1.1%
   113,300   Whirlpool Corp.              6,486,425
                                        -----------
             Automobile Manufacturer-
             1.9%
   149,500   Chrysler Corp.               5,251,187
   150,200   Ford Motor Co.               6,458,600
                                        -----------
             Total                       11,709,787
                                        -----------
             Automobile Parts-1.9%
    69,700   Eaton Corp.                  6,277,356
   140,300   Echlin, Inc.                 5,199,869
                                        -----------
             Total                       11,477,225
                                        -----------
-----------------------------------------------------


-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
             Hardware/Tools-0.6%
    92,400   Snap-On Tools Corp.        $ 3,880,800
                                        -----------
             Tire/Rubber-1.1%
   107,800   Goodyear Tire & Rubber
             Co.                          6,643,175
                                        -----------
             Total Consumer Products-
             Durable                     40,197,412
                                        -----------
             Energy-11.4%
             Domestic Oils-6.9%
   113,400   Atlantic Richfield Co.       8,505,000
    84,400   Chevron Corp.                6,535,725
   169,192   Duke Energy Co.              8,195,237
   217,800   Occidental Petroleum
             Corp.                        5,104,688
   152,100   Phillips Petroleum Co.       7,234,256
   167,800   Sun Co., Inc.                6,523,225
                                        -----------
             Total                       42,098,131
                                        -----------
             International Oils-3.5%
    80,900   Amoco Corp.                  7,650,106
    94,600   Exxon Corp.                  5,788,338
   112,600   Mobil Corp.                  8,191,650
                                        -----------
             Total                       21,630,094
                                        -----------
             Oil Services-1.0%
   150,400   Dresser Industries, Inc.     6,279,200
                                        -----------
             Total Energy                70,007,425
                                        -----------
             Interest Sensitive-14.2%
             Banks-Money Center2.1%
    70,200   Bankers Trust New York
             Corp.                        7,283,250
    35,700   Citicorp                     4,556,212
    52,000   J.P. Morgan & Co., Inc.      5,577,000
                                        -----------
             Total                       17,416,462
                                        -----------
             Banks-Regular2.8%
   138,200   Banc One Corp.               7,410,975
   100,000   Norwest Corp.                5,743,750
                                        -----------
             Total                       13,154,725
                                        -----------
             Insurance-2.1%
    31,500   CIGNA Corp.                  5,776,312
   113,500   Travelers Group, Inc.        7,207,250
                                        -----------
             Total                       12,983,562
                                        -----------
-----------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST EQUITY FUND (continued)

-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
             Misc (Financial Svs)-1.1%
   146,800   Federal National Mortgage
             Association                $ 6,459,200
                                        -----------
             Utilities-Gas2.8%
    52,606   El Paso Natural Gas          2,959,087
   168,900   Questar Corp.                6,756,000
   163,800   Williams Cos., Inc. (The)    7,626,938
                                        -----------
             Total                       17,342,025
                                        -----------
             Utilities-Telephone3.3%
   127,000   BellSouth Corp.              5,588,000
   117,500   GTE Corp.                    5,236,094
   117,200   SBC Communications, Inc.     6,372,750
    84,700   U.S. West, Inc.              3,033,319
                                        -----------
             Total                       20,230,163
                                        -----------
             TOTAL INTEREST SENSITIVE    87,586,137
                                        -----------
             Technology-16.4%
             Electronics-2.5%
   104,700   Avnet, Inc.                  7,243,931
   135,000   Hewlett-Packard Co.          8,277,188
                                        -----------
             Total                       15,521,119
                                        -----------
             EDP & Office Equipment-
             6.9%
   145,750   (a)Compaq Computer Corp.     9,546,625
    69,400   (a)Dell Computer Corp.       5,695,137
   217,600   Electronic Data Systems
             Corp.                        8,228,000
    51,600   International Business
             Machines Corp.               5,205,150
   179,900   (a)Seagate Technology,
             Inc.                         6,869,931
    90,000   Xerox Corp.                  6,795,000
                                        -----------
             Total                       42,339,843
                                        -----------
             Mini Computers-1.6%
   130,000   (a)Advanced Micro
             Devices, Inc.                4,866,875
   115,000   Micron Technology, Inc.      5,124,688
                                        -----------
             Total                        9,991,563
                                        -----------
-----------------------------------------------------


-----------------------------------------------------
Shares or
Principal
 Amount                                    Value
-----------------------------------------------------
             Semi-Conductors/Related-
             2.3%
    88,000   Intel Corp.                $ 8,107,000
    85,900   Motorola, Inc.               6,302,913
                                        -----------
             Total                       14,409,913
                                        -----------
             Software & Services-2.2%
   113,000   Computer Associates
             International, Inc.          7,556,875
   155,000   (a)Sterling Software,
             Inc.                         5,318,438
                                        -----------
             Total                       12,875,313
                                        -----------
             Tele-Communication-0.9%
   115,700   Sprint Corp.                 5,437,900
                                        -----------
             TOTAL TECHNOLOGY           100,575,651
                                        -----------
             Transportation-0.6%
             Railroads-0.6%
    42,500   Burlington Northern
             Santa Fe                     3,896,719
                                        -----------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST
             $439,804,537)              584,014,882
                                        -----------
             (b)COMMERCIAL PAPER-5.3%
$32,437,000  Merrill Lynch,
             Pierce,Fenner & Smith,
             Inc., 5.55%,
             due 9/2/1997
             (at amortized cost)         32,437,000
                                        -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $472,241,537)              $616,451,882
                                        ============
-----------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST INTERNATIONAL
EQUITY FUND

-----------------------------------------------------
  Shares                                   Value
-----------------------------------------------------
             LONG-TERM MUTUAL
             FUNDS-98.4%
   272,480   American EuroPacific
             Growth Fund                $ 7,520,459
    87,466   GAM International Fund       2,404,449
   251,892   Harbor International Fund    9,239,400
   320,447   Hotchkis & Wiley
             International Fund           7,492,047
   506,477   T Rowe Price
             International Stock Fund     7,273,012
   677,790   Templeton Foreign Fund,
             Class I                      7,726,804
                                        -----------
             TOTAL LONG-TERM MUTUAL
             FUNDS AT MARKET VALUE
             (COST $39,614,277)          41,656,171
                                        -----------
             SHORT-TERM MUTUAL
             FUND-1.6%
   680,272   Temporary Investment
             Fund, Inc. (at net asset
             value)                         680,272
                                        -----------
             TOTAL INVESTMENTS AT
             MARKET VALUE (COST
             $40,294,549)(A)            $42,336,443
                                        ===========
-----------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            LONG-TERM MUNICIPAL
            SECURITIES-97.0%
            General Obligation-
            35.8%
$1,000,000  Allegheny County, PA
            Institution District,
            UT GO Refunding Bonds
            (Series 18), 6.70%
            (MBIA INS), 4/1/1999            AAA   $ 1,039,708
5,000,000   Allegheny County, PA,
            GO UT Bonds (Series
            C-45), 5.10% (FGIC
            INS), 10/1/2007                 AAA     5,094,455
1,390,000   Bensalem Township, PA,
            GO UT Bonds, 5.55%
            (FGIC INS),
            12/1/2010                       AAA     1,435,397
1,015,000   Bensalem Township, PA,
            GO UT Bonds, 5.70%
            (FGIC INS),
            12/1/2012                       AAA     1,052,555
1,000,000   Bethlehem, PA Area School District, GO UT BONDS, 5.70% (MBIA
            INS), 3/1/2009                  AAA     1,068,722
1,000,000   Bethlehem, PA Area School District, GO UT BONDS, 5.75% (MBIA
            INS)/(Original Issue
            Yield: 5.80%), 3/1/2010         AAA     1,072,193
3,000,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.50% (FGIC
            INS), 9/1/2008                  Aaa     3,119,352
1,545,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.80% (MBIA
            INS)/(Original Issue
            Yield: 5.80%), 3/1/2011         AAA     1,661,901
1,635,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.85% (MBIA
            INS)/(Original Issue
            Yield: 5.90%), 3/1/2012         AAA     1,764,386
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$1,000,000  Bethlehem, PA Area School District, UT GO Bonds, 6.35% (United
            States Treasury COL)/ (AMBAC INS),
            9/1/1999                        AAA   $ 1,043,090
4,000,000   Burrell, PA School District, GO UT School Improvements, 5.25%
            (Original Issue Yield:
            5.45%), 11/15/2010              AAA     4,044,256
1,000,000   Central Bucks, PA
            School District, UT GO
            Refunding Bonds, 6.30%,
            2/1/2000                         Aa     1,049,491
1,420,000   Coatsville, PA School
            District, GO UT, 5.15%
            (FSA INS)/(Original
            Issue Yield: 5.25%),
            4/1/2011                        Aaa     1,431,694
2,000,000   Coatsville, PA School
            District, GO UT, 5.40%
            (FSA INS), 4/1/2013             Aaa     2,016,274
3,000,000   Commonwealth of
            Pennsylvania, GO UT,
            5.375% (FGIC INS),
            5/15/2005                       AAA     3,130,503
4,000,000   Commonwealth of
            Pennsylvania, GO UT
            Bonds, 5.375% (FGIC
            INS), 5/15/2004                 AAA     4,189,928
1,000,000   Commonwealth of Pennsylvania, GO UT Refunding Bonds (First Series
            A), 6.60%,
            6/1/1999                        AA-     1,042,367
2,000,000   Commonwealth of Pennsylvania, GO UT Refunding Bonds (Second Series),
            5.30% (Original Issue Yield:
            5.40%), 7/1/1999                 AA     2,041,978
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            General Obligation-
            continued
$5,000,000  Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds, 5.125%
            (AMBAC INS), 9/15/2005          AAA   $ 5,125,735
5,000,000   Commonwealth of Pennsylvania, GO UT Refunding Bonds, 5.375% (FGIC
            INS),
            11/15/2007                      AAA     5,211,140
2,000,000   Delaware Valley, PA
            Regional Finance
            Authority, Revenue
            Bonds (Series A), 5.90%
            (AMBAC INS)/ (Original
            Issue Yield: 6.00%),
            4/15/2016                       AAA     2,076,478
1,000,000   Delaware Valley, PA School District, UT GO Refunding Bonds (Series
            A), 6.50% (MBIA INS),
            4/1/2001                        AAA     1,071,022
1,000,000   Exeter Township, PA
            School District, GO UT
            Bonds, 4.80% (Original
            Issue Yield: 4.90%),
            7/15/2009                       Aaa       969,996
1,000,000   Franklin, PA Regional
            School District, GO UT
            Refunding Bonds (Series
            I), 6.25% (FGIC INS),
            10/1/2001                       AAA     1,001,592
2,000,000   Lehigh County, PA, GO UT Bonds (Series A), 5.50% (Original Issue
            Yield: 5.60%),
            11/15/2011                      Aa3     2,044,242
2,100,000   Lehigh County, PA, GO
            UT Bonds (Series A),
            5.55% (Original Issue
            Yield: 5.65%),
            11/15/2012                      Aa3     2,146,353
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$1,045,000  North Allegheny, PA
            School District, Series
            A GO UT Refunding
            Bonds, 6.35% (AMBAC
            INS)/(Original Issue
            Yield: 6.498%),
            11/1/2012                       AAA   $ 1,111,442
1,000,000   Pennridge, PA School
            District, GO UT Bonds,
            6.40%, 3/15/2001                  A     1,061,918
5,000,000   Philadelphia, PA School District, GO UT Bonds (Series A), 5.35%
            (MBIA
            INS), 7/1/2003                  AAA     5,192,375
2,000,000   Philadelphia, PA School District, GO UT Bonds (Series A), 5.85%,
            7/1/2009                        AAA     2,110,364
3,500,000   Philadelphia, PA School District, GO UT Refunding Bonds, 5.30% (MBIA
            INS)/ (Original Issue Yield: 5.40%),
            7/1/2004                        AAA     3,623,445
2,000,000   Philadelphia, PA,
            Series A Revenue Bonds,
            6.00% (FGIC INS),
            6/15/2004                       AAA     2,160,428
1,000,000   Pocono Mountain, PA School District, UT GO Bonds, 6.80% (United
            States Treasury COL)/ (AMBAC INS),
            10/1/2000                       AAA     1,002,252
1,000,000   Pocono Mountain, PA
            School District, UT GO
            Bonds, 6.90% (AMBAC
            INS), 10/1/2001                 AAA     1,002,339
  650,000   South Western School District, PA York, UT GO Bonds, 5.00% (FGIC
            INS), 6/15/1998                 AAA       655,806
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            General Obligation-
            continued
$1,000,000  Westmoreland County,
            PA, UT GO Refunding
            Bonds, 6.35% (AMBAC
            INS), 12/1/1999                 AAA   $ 1,047,045
                                                  -----------
            TOTAL GENERAL
            OBLIGATION (IDENTIFIED
            COST $73,847,370)                      75,912,222
                                                  -----------
            REVENUE-61.2%
            College-University16.9%
1,550,000   Northampton County, PA
            Higher Education
            Authority, Refunding
            Revenue Bonds, 6.75%
            (Lehigh University)/
            (MBIA INS), 11/15/1999          AAA     1,637,201
3,975,000   Northampton County, PA
            Higher Education
            Authority, Revenue
            Bonds, 5.375% (Lehigh
            University)/(Original
            Issue Yield: 5.55%),
            11/15/2016                      AAA     3,984,616
2,710,000   Northampton County, PA
            Higher Education
            Authority, Revenue
            Bonds, 5.75% (Lehigh
            University)/(MBIA INS),
            8/15/2003                       AAA     2,883,882
5,020,000   Pennsylvania State
            Higher Education
            Assistance Agency,
            Revenue Refunding
            Bonds, 6.80% (FGIC
            INS), 12/1/2000                 AAA     5,340,552
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$3,000,000  Pennsylvania State
            Higher Education
            Facilities Authority,
            Refunding Revenue Bonds
            (Series A), 5.50%
            (University of
            Pennsylvania)/(Original
            Issue Yield: 5.55%),
            1/1/2009                         AA   $ 3,095,271
3,750,000   Pennsylvania State
            Higher Education
            Facilities Authority,
            Revenue Refunding
            Bonds, 5.35%
            (Presbyterian Medical
            Center)/(Original Issue
            Yield: 5.45%), 1/1/2008          AA     3,873,045
3,035,000   Pennsylvania State
            Higher Education
            Facilities Authority,
            Revenue Refunding
            Bonds, 5.75% (Drexel
            University)/(MBIA INS),
            5/1/2003                        AAA     3,221,288
5,000,000   Pennsylvania State
            University, Refunding
            Revenue Bonds, 5.30%
            (Original Issue Yield:
            5.40%), 8/15/2003               AA-     5,183,205
  860,000   State Public School
            Building Authority, PA,
            Revenue Bonds, 6.10%
            (Harrisburg Area
            Community College-
            D)/(MBIA INS),
            4/1/1999                        AAA       886,694
2,000,000   University of Pittsburgh, Refunding Revenue Bonds (Series B), 5.30%
            (MBIA INS),
            6/1/1999                        AAA     2,041,482
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            College-University-
            continued
$3,440,000  University of
            Pittsburgh, Refunding
            Revenue Bonds, 5.50%
            (MBIA LOC), 6/1/2002            AAA   $ 3,597,521
                                                  -----------
            Total                                  35,744,757
                                                  -----------
            Hospital-17.8%
1,790,000   Allegheny County, PA
            HDA, Refunding Revenue
            Bonds, 5.70% (Magee
            Womens
            Hospital)/(Original
            Issue Yield: 5.85%),
            10/1/2001                       AAA     1,874,089
1,000,000   Allegheny County, PA HDA, Revenue Bonds, 5.20% (Magee Womens
            Hospital)/(FGIC INS)/ (Original Issue Yield:
            5.30%), 10/1/2005               AAA     1,031,242
2,800,000   Allegheny County, PA HDA, Revenue Bonds, 5.375% (Children's Hospital
            of Pittsburgh)/(Original Issue Yield: 5.641%),
            7/1/2017                        AAA     2,756,149
2,665,000   Allentown, PA Area
            Hospital Authority,
            Refunding Revenue
            Bonds, 6.50% (Original
            Issue Yield: 6.65%),
            11/15/2008                      BBB     2,824,463
3,045,000   Chester County, PA HEFA, Refunding Revenue Bonds, 5.30% (Main Line
            Health Systems)/(MBIA INS)/ (Original Issue Yield: 5.40%),
            5/15/2007                       AAA     3,102,167
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$ 965,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.50% (Chester
            County Hospital,
            PA)/(MBIA
            INS)/(Original Issue
            Yield: 5.70%), 7/1/2007         AAA   $ 1,015,093
1,675,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.625% (Chester
            County Hospital,
            PA)/(MBIA
            INS)/(Original Issue
            Yield: 5.90%), 7/1/2010         AAA     1,728,394
1,985,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.625% (MBIA
            INS)/(Original Issue
            Yield: 5.85%),
            7/1/2009                        AAA     2,076,046
1,195,000   Delaware County
            Authority, PA, Revenue
            Refunding Bonds, 5.625%
            (Dunwoody Village,
            Inc.), 4/1/2009                   A     1,215,193
1,000,000   Geisinger Authority, PA
            Health System,
            Refunding Revenue
            Bonds, 5.70% (Original
            Issue Yield: 5.75%),
            7/1/2002                         AA     1,049,818
3,000,000   Geisinger Authority, PA
            Health System, Revenue
            Bonds, 6.50% (Original
            Issue Yield: 7.591%),
            7/1/2007                         AA     3,135,360
1,000,000   Lancaster County, PA
            Hospital Authority,
            Health Center Refunding
            Revenue Bonds, 4.75%
            (Masonic Homes),
            11/15/2002                       A+     1,006,353
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            Hospital-continued
$1,000,000  Lehigh County, PA
            General Purpose
            Authority, GO UT
            Refunding Bonds (Series
            A), 6.60% (AMBAC
            INS)/(United States
            Treasury PRF),
            10/15/1999 (@100)               AAA   $ 1,050,174
1,270,000   Lehigh County, PA
            General Purpose
            Authority, Hospital
            Refunding Revenue Bonds
            (Series 1996A), 5.75%
            (Muhlenberg Hospital
            Center)/ (Original
            Issue Yield: 5.85%),
            7/15/2010                         A     1,295,641
1,730,000   Lehigh County, PA
            General Purpose
            Authority, Revenue
            Bonds, 5.75%
            (Muhlenberg Hospital
            Center)/(Original Issue
            Yield: 5.85%),
            7/15/2010                         A     1,764,929
3,250,000   Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Refunding
            Revenue Bonds (Series
            A), 5.25% (Childrens
            Hospital of
            Philadelphia)/(Original
            Issue Yield: 5.55%),
            2/15/2007                        AA     3,336,639
1,500,000   Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Refunding
            Revenue Bonds (Series
            A), 5.625% (Children's
            Hospital of
            Philadelphia),
            2/15/1999                        AA     1,531,772
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$1,000,000  Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Revenue
            Refunding Bonds, 7.00%
            (Magee Rehabilitation
            Hospital)/(AMBAC
            INS)/(Original Issue
            Yield: 7.10%),
            12/1/2010                       AAA   $ 1,106,956
1,350,000   Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Revenue
            Refunding Bonds, 7.625%
            (Albert Einstein
            Medical Center, PA)/
            (Original Issue Yield:
            7.767%), 4/1/2011              BBB+     1,431,243
2,000,000   Scranton-Lackawanna, PA
            Health & Welfare
            Authority, Refunding
            Revenue Bonds, 5.625%
            (Mercy Health Care
            Systems)/(MBIA INS)/
            (Original Issue Yield:
            5.75%), 1/1/2016                AAA     2,026,622
1,350,000   Scranton-Lackawanna, PA
            Health & Welfare
            Authority, Revenue
            Bonds, 5.45% (Moses
            Taylor Hospital
            Project), 7/1/2003             BBB-     1,359,950
                                                  -----------
            Total                                  37,718,293
                                                  -----------
            Housing-0.7%
1,500,000   Pennsylvania Housing
            Finance Authority,
            Refunding Revenue
            Bonds, 6.00%, 10/1/2013         AA+     1,585,416
                                                  -----------
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            Industrial Development
            Revenue-6.9%
$1,150,000  Pennsylvania Convention
            Center Authority,
            Revenue Refunding
            Bonds, 6.75% (MBIA
            INS)/ (Original Issue
            Yield: 6.875%),
            9/1/2019                        AAA   $ 1,291,256
1,000,000   Pennsylvania State IDA,
            Refunding Revenue
            Bonds, 5.80% (AMBAC
            INS), 1/1/2008                  AAA     1,071,409
3,000,000   Pennsylvania State IDA,
            Revenue Bonds, 6.00%
            (AMBAC INS),
            7/1/2006                        AAA     3,286,026
5,000,000   Pennsylvania State IDA,
            Revenue Refunding
            Bonds, 6.00% (AMBAC
            INS), 7/1/2007                  AAA     5,482,205
2,000,000   Philadelphia Authority
            for Industrial
            Development, Revenue
            Bonds, 5.50% (Girard
            Estate Coal Mining
            Project)/(Original
            Issue Yield: 5.75%),
            11/15/2016                       AA     2,014,184
1,365,000   Philadelphia Authority
            for Industrial
            Development, Revenue
            Bonds, 6.00% (City of
            Philadelphia Project)/
            (MBIA INS), 2/15/2007           AAA     1,491,612
                                                  -----------
            Total                                  14,636,692
                                                  -----------
            Lease-2.9%
1,500,000   Erie County, PA Prison
            Authority , Revenue
            Bonds, 6.30% (United
            States Treasury COL)/
            (MBIA INS), 11/1/1999           AAA     1,567,493
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$4,095,000  Philadelphia, PA
            Municipal Authority,
            Lease Revenue Bonds,
            7.10% (MBIA INS),
            11/15/2006                      AAA   $ 4,565,151
                                                  -----------
            Total                                   6,132,644
                                                  -----------
            Pooled Loan-5.9%
5,000,000   Dauphin County, PA
            General Authority
            Revenue Bonds, 5.00%
            TOBs (AMBAC INS),
            6/1/2026                        AAA     5,092,070
  830,000   Dauphin County, PA
            General Authority,
            Revenue Refunding
            Bonds, 5.10% (Pinnacle
            Health System)/(MBIA
            INS)/(Original Issue
            Yield: 5.20%),
            5/15/2008                       AAA       839,502
  910,000   Dauphin County, PA
            General Authority,
            Revenue Refunding
            Bonds, 5.20% (Pinnacle
            Health System)/(MBIA
            INS)/(Original Issue
            Yield: 5.30%),
            5/15/2009                       AAA       917,077
1,575,000   Pennsylvania
            Infrastructure
            Investment Authority,
            5.35% (Pennvest),
            9/1/2025                        AA+     1,640,128
2,720,000   Pennsylvania
            Infrastructure
            Investment Authority,
            Revenue Bonds, 5.25%
            (MBIA INS),
            9/1/2007                        AAA     2,814,158
1,000,000   Pennsylvania
            Infrastructure
            Investment Authority,
            Revenue Bonds, 6.00%
            (MBIA INS),
            9/1/2006                        AAA     1,093,789
                                                  -----------
            Total                                  12,396,724
                                                  -----------
---------------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
            Special Tax-5.9%
$2,930,000  Pennsylvania
            Intergovernmental Coop
            Authority, Refunding
            Revenue Bonds, 4.85%
            (FGIC INS), 6/15/2003           AAA   $ 2,983,100
2,145,000   Pennsylvania
            Intergovernmental Coop
            Authority, Refunding
            Revenue Bonds, 5.40%
            (FGIC INS), 6/15/2009           AAA     2,199,140
4,000,000   Pennsylvania
            Intergovernmental Coop
            Authority, Revenue
            Bonds, 4.80%
            (Philadelphia, PA)/
            (Commonwealth of
            Pennsylvania GTD)/
            (Original Issue Yield:
            4.90%), 6/15/2002               AAA     4,061,316
3,300,000   Pennsylvania
            Intergovernmental Coop
            Authority, Revenue
            Bonds, 5.50%
            (Philadelphia Funding
            Program)/(FGIC INS)/
            (Original Issue Yield:
            5.65%), 6/15/2011               AAA     3,382,929
                                                  -----------
            Total                                  12,626,485
                                                  -----------
            Utilities-4.2%
1,000,000   Clinton County, PA
            Solid Waste Authority, Revenue Bonds, 6.45% (Clinton County, PA
            Solid Waste Authority GTD)/(AMBAC INS)/ (Original Issue Yield:
            6.50%), 11/1/2001               AAA     1,037,370
---------------------------------------------------------------


---------------------------------------------------------------
Principal                              Credit
 Amount                               Rating(c)      Value
---------------------------------------------------------------
$1,000,000  Philadelphia, PA Water
            & Wastewater System,
            Refunding Revenue
            Bonds, 5.50% (Original
            Issue Yield: 5.61%),
            6/15/2006                       AAA   $ 1,052,593
3,000,000   Philadelphia, PA Water
            & Wastewater System,
            Refunding Revenue
            Bonds, 6.25% (MBIA
            INS), 8/1/2007                  AAA     3,350,103
2,150,000   Philadelphia, PA Water
            & Wastewater System,
            Revenue Refunding
            Bonds, 6.25% (MBIA
            INS), 8/1/2008                  AAA     2,381,617
1,000,000   Pittsburgh, PA Water &
            Sewer Authority,
            Refunding Revenue Bonds
            (Series A), 6.00%
            (United States Treasury
            COL)/(FGIC
            INS)/(Original Issue
            Yield: 6.10%), 9/1/1997         AAA     1,000,116
                                                  -----------
            Total                                   8,821,799
                                                  -----------
            TOTAL REVENUE
            (IDENTIFIED COST
            $127,006,847)                         129,662,810
                                                  -----------
            TOTAL LONG-TERM
            MUNICIPALS
            (IDENTIFIED COST
            $200,854,217)                         205,575,032
                                                  -----------
            OPEN-ENDED INVESTMENT
            COMPANY-3.5%
7,491,191   PNC Pennsylvania
            Municipal Money Market
            Portfolio (at net asset
            value)                                  7,491,191
                                                  -----------
            TOTAL INVESTMENTS
            (IDENTIFIED COST
            $208,345,408)                         $213,066,223
                                                  ============
---------------------------------------------------------------

(See Notes to Portfolios of Investments)

MARKETVEST SHORT-TERM
BOND FUND

------------------------------------------------------
Principal
  Amount                                   Value
------------------------------------------------------
             ASSET-BACKED
             SECURITIES-12.2%
             Finance-12.2%
$2,692,586   AFG Receivables Trust,
             Series 1996-D, 6.65%,
             10/15/2001                 $ 2,721,639
 1,860,819   AFG Receivables Trust,
             Series 1996-C, 6.95%,
             7/15/2001                    1,871,873
 2,924,452   Green Tree Home
             Improvement Loan Trust,
             Series 1995-B, 8.15%,
             3/15/2015                    3,011,308
 2,000,000   Green Tree Home
             Improvement Loan Trust,
             Series 1995-F, 6.75%,
             1/15/2021                    1,989,660
 2,000,000   Green Tree Home
             Improvement Loan Trust,
             Series 1996-F, 7.25%,
             11/15/2027                   1,982,500
   625,000   Key Auto Finance Trust,
             Series 1997-1, 6.40%,
             4/15/2004                      623,238
 5,268,734   Securitized Asset Sales,
             Inc., Series 1995-7,
             Class A4, 7.00%,
             1/25/2026                    5,286,022
                                        -----------
             TOTAL ASSET-BACKED
             SECURITIES (IDENTIFIED
             COST $17,439,772)           17,486,240
                                        -----------
             COMMERCIAL PAPER-4.8%
             Technology-4.8%
 6,857,000   Lucent Technologies, Inc.
             (at amortized cost)          6,855,945
                                        -----------

             CORPORATE BONDS-34.5%
             Banking-0.7%
 1,000,000   NBD Bank, N.A. Indiana,
             Medium Term Note, 7.50%,
             2/28/1998                    1,008,236
                                        -----------
------------------------------------------------------


------------------------------------------------------
Principal
  Amount                                   Value
------------------------------------------------------
             Finance-23.1%
$1,000,000   American General Finance
             Corp., Medium Term Note,
             7.29%, 3/20/1998           $ 1,007,821
 2,000,000   American General Finance
             Corp., Sr. Note, 7.25%,
             3/1/1998                     2,013,424
 2,000,000   Bankers Trust New York
             Corp., Sr. Note, 6.625%,
             7/30/1999                    2,012,600
 2,000,000   Chrysler Financial Corp.,
             6.95%, 3/25/2002             2,025,686
 1,000,000   Chrysler Financial Corp.,
             Medium Term Note, 7.50%,
             3/16/1998                    1,008,779
 3,000,000   Comdisco, Inc., 6.50%,
             4/30/1999                    3,014,250
 3,000,000   Ford Motor Credit Corp.,
             7.00%, 9/25/2001             3,045,906
 2,000,000   General Motors Acceptance
             Corp., Note, 6.45%,
             4/15/1999                    2,008,354
 2,000,000   Lehman Brothers Holdings,
             Inc., 6.625%, 11/15/2000     2,001,566
 3,000,000   MacSaver Financial
             Services, 7.875%,
             8/1/2003                     3,022,137
 2,000,000   New England Educational
             Loan Marketing Corp.,
             Note, 6.125%, 7/17/1998      2,001,042
 3,000,000   Salomon, Inc., 6.50%,
             3/1/2000                     2,994,816
 2,000,000   Smith Barney Holdings,
             Inc., 6.625%, 7/1/2002       1,994,310
 2,000,000   Travelers Aetna Property
             & Casualty Corp., Sr.
             Note, 6.75%, 4/15/2001       2,008,324
 3,000,000   Xerox Credit Corp.,
             Medium Term Note, 7.125%,
             4/1/1998                     3,021,288
                                        -----------
             Total                       33,180,303
                                        -----------
------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST SHORT-TERM
BOND FUND (continued)

---------------------------------------------------------
 Principal
  Amount                                       Value
---------------------------------------------------------
              Industrial Services-2.1%
$ 3,000,000   Sears Roebuck Acceptance
              Corp., 6.80%, 5/3/2001        $  3,020,631
                                            ------------
              Producer Manufacturing-2.3%
  3,000,000   Joy Technologies, Inc.,
              10.25%, 9/1/2003                 3,244,227
                                            ------------
              Retail Trade-1.4%
  2,000,000   Rite Aid Corp., 6.70%,
              12/15/2001                       2,004,220
                                            ------------
              Services-3.8%
  3,000,000   Hertz Corp., 7.00%,
              4/15/2001                        3,042,936
                                            ------------
  2,500,000   Scholastic Corp., 7.00%,
              12/15/2003                       2,499,920
                                            ------------
              Total                            5,542,856
                                            ------------
              Utilities-1.1%
  1,500,000   Massachusetts Electric Co.,
              7.80%, 2/13/1998                 1,511,960
                                            ------------
              TOTAL CORPORATE BONDS
              (IDENTIFIED COST
              $46,420,231)                    49,512,433
                                            ------------
              MORTGAGE BACKED
              SECURITIES-4.7%
              Finance-4.7%
  2,800,000   Contimortgage Home Equity
              Loan Trust 1997-2, 6.77%,
              10/15/2013                       2,816,212
  2,534,790   Prudential Home Mortgage
              Securities 1992-45, 6.50%,
              1/25/2000                        2,535,550
  1,353,152   Prudential Home Mortgage
              Securities, Class A3, 6.25%,
              3/25/2000                        1,352,570
                                            ------------
              TOTAL MORTGAGE BACKED
              SECURITIES (IDENTIFIED COST
              $6,658,167)                      6,704,332
                                            ------------
              U.S. GOVERNMENT
              AGENCIES-25.5%
              Federal Farm Credit
              Bank-1.1%
  1,500,000   7.51%, 2/13/1998                 1,512,038
                                            ------------
---------------------------------------------------------


---------------------------------------------------------
 Principal
  Amount                                       Value
---------------------------------------------------------
              Federal Home Loan Bank-2.5%
$ 2,000,000   7.31%, 6/20/2005              $  2,000,874
  1,500,000   7.54%, 2/13/1998                 1,511,558
                                            ------------
              Total                            3,512,432
                                            ------------
              Federal Home Loan
              Mortgage Corporation-2.6%
  1,207,085   5.50%, 10/1/1998                 1,205,672
  2,000,000   7.00%, 8/7/2000                  2,015,316
    557,457   7.50%, 2/1/1998                    559,462
                                            ------------
              Total                            3,780,450
                                            ------------
              Federal Home Loan
              Mortgage Corporation
              REMIC-3.9%
  1,444,256   Series 1509-A, 6.50%,
              10/15/2000                       1,452,734
  3,000,000   Series 1397-C, 7.00%,
              6/15/2020                        3,023,970
  1,163,627   Series 193-D, 9.00%,
              11/15/2021                       1,168,792
                                            ------------
              Total                            5,645,496
                                            ------------
              Federal National Mortgage
              Association ARM-2.1%
  2,986,890   (e)6.713%, 4/1/2027              3,007,440
                                            ------------
              Federal National Mortgage
              Association-11.8%
  2,000,000   6.02%, 1/20/1998                 2,002,980
  2,000,000   6.23%, 11/29/2001                1,976,104
  3,000,000   6.30%, 12/3/2001                 2,974,323
  2,000,000   6.375%, 10/7/1999                2,001,372
  2,000,000   6.58%, 10/26/2001                2,000,078
  3,000,000   7.02%, 9/17/2001                 3,042,327
  3,000,000   7.36%, 9/29/1999                 3,004,521
                                            ------------
              Total                           17,001,705
                                            ------------
              Federal National Mortgage
              Association REMIC-1.5%
  2,126,723   Series 1991-141-PX, 8.00%,
              7/25/2018                        2,164,615
                                            ------------
              TOTAL GOVERNMENT AGENCIES
              (IDENTIFIED COST
              $36,625,976)                    36,624,176
                                            ------------
---------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST SHORT-TERM
BOND FUND (continued)

---------------------------------------------------------
 Principal
  Amount                                       Value
---------------------------------------------------------
              U.S. TREASURY
              OBLIGATIONS-14.1%
              U.S. Treasury Notes-14.1%
$ 3,000,000   6.25%, 5/31/2000              $  3,015,000
  5,000,000   6.375%, 5/15/1999                5,034,375
  3,000,000   6.50%, 5/31/2001                 3,032,811
  2,000,000   6.75%, 6/30/1999                 2,028,124
  3,000,000   6.875%, 3/31/2000                3,058,125
  4,000,000   6.875%, 8/31/1999                4,068,748
                                            ------------
              TOTAL U.S. TREASURY
              OBLIGATIONS (IDENTIFIED
              COST $23,232,640)               20,237,183
                                            ------------
              (b) REPURCHASE
              AGREEMENT-7.0%
 10,000,000   Merrill Lynch & Co., Inc.,
              5.55%, dated 8/29/1997,
              due 9/2/1997 (at
              amortized cost)                 10,000,000
                                            ------------
              TOTAL INVESTMENTS
              (IDENTIFIED COST
              $147,232,731)                 $147,420,309
                                            ============
---------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST INTERMEDIATE
U.S. GOVERNMENT BOND FUND

---------------------------------------------------------
Principal
 Amount                                    Value
---------------------------------------------------------
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS-16.8%
             Federal Home Loan
             Mortgage REMIC-4.0%
$6,296,502   7.00%, 9/15/2023, Series
             1930-B                     $ 6,142,578
 5,000,000   7.50%, 2/15/2020, Series
             1339-PI                      5,099,785
                                        -----------
             Total                       11,242,363
                                        -----------
             Federal National Mortgage
             Association-1.1%
 2,000,000   7.875%, 2/24/2005            2,157,990
 1,000,000   9.05%, 4/10/2000             1,068,928
                                        -----------
             Total                        3,226,918
                                        -----------
             Federal National Mortgage
             Association REMIC-11.7%
 8,500,000   6.50%, 10/25/2023, Series
             1993-204-EB                  8,256,968
11,806,000   6.50%, 6/25/2022, Series
             1994-104-PH                 11,568,699
13,000,000   7.15%, 8/25/2020, Series
             1992-185-G                  12,860,731
                                        -----------
             Total                       32,686,398
                                        -----------
             TOTAL U.S. GOVERNMENT
             AGENCY OBLIGATIONS
             (IDENTIFIED COST
             $47,500,834)                47,155,679
                                        -----------
             ASSET-BACKED
             SECURITIES-1.1%
             Finance-1.1%
 3,000,000   Fleet Finance, Inc.
             1993-1, 7.30%, 3/20/2023
             (identified cost
             $2,998,125)                  3,051,780
                                        -----------
             CORPORATE BONDS-14.9%
             Energy Minerals-0.4%
 1,000,000   Occidental Petroleum
             Corp., 8.27%, 12/2/2002      1,039,069
                                        -----------
---------------------------------------------------------


---------------------------------------------------------
Shares or
Principal
 Amount                                    Value
---------------------------------------------------------
             Finance-11.2%
$1,000,000   Banco Santander, 7.875%,
             4/15/2005                  $ 1,051,883
 3,000,000   Bankers Trust New York
             Corp., 7.15%, 8/14/2012      2,924,067
 5,765,000   Central Fidelity Banks,
             Inc., 8.15%, 11/15/2002      6,092,440
 2,000,000   Conseco, Inc., 8.125%,
             2/15/2003                    2,088,408
 3,000,000   Ford Motor Credit Corp.,
             8.375%, 1/15/2000            3,131,601
 2,000,000   Green Tree Financial
             Corp., 10.25%, 6/1/2002      2,269,770
 3,500,000   MacSaver Financial
             Services, 7.60%-7.875%,
             8/1/2003-8/1/2007            3,463,537
 5,000,000   Merrill Lynch & Co.,
             Inc., 7.15%, 7/30/2012       5,015,530
 4,000,000   PaineWebber Group, Inc.,
             8.25%, 5/1/2002              4,228,088
 1,000,000   Societe Generale, New
             York, 7.40%, 6/1/2006        1,020,723
                                        -----------
             Total                       31,286,047
                                        -----------
             Retail Trade-2.2%
 2,000,000   Dayton-Hudson Corp.,
             7.25%, 9/1/2004              2,032,954
 4,000,000   Limited, Inc., 9.125%,
             2/1/2001                     4,270,780
                                        -----------
             Total                        6,303,734
                                        -----------
             Services-0.7%
 2,000,000   Hilton Hotels Corp.,
             7.00%, 7/15/2004             1,978,222
                                        -----------
             Utilities-0.4%
 1,000,000   Union Electric Co.,
             8.75%, 12/1/2021             1,090,639
                                        -----------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST
             $41,662,311)                41,697,711
                                        -----------
---------------------------------------------------------

(See Notes to Portfolios of Investments)


MARKETVEST INTERMEDIATE
U.S. GOVERNMENT BOND FUND (continued)

---------------------------------------------------------
Shares or
Principal
  Amount                                   Value
---------------------------------------------------------
             CORPORATE NOTE-0.3%
             Services-0.3%
$1,000,000   Scholastic Corp., 7.00%,
             12/15/2003 (identified
             cost $1,007,080)           $   999,968
                                        -----------
             PREFERRED STOCKS-- 0.4%
             Finance-0.2%
    20,000   Bank of New York Capital
             Trust II, 7.80%                507,500
                                        -----------
             Utilities-Telephone-0.2%
    20,000   MCI Capital I, 8.00%           510,000
                                        -----------
             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST
             $996,250)                    1,017,500
                                        -----------
             U.S. TREASURY
             OBLIGATIONS-63.7%
             U.S. Treasury Bonds-25.4%
34,000,000   11.75%, 2/15/2001           39,865,000
20,000,000   8.875%, 8/15/2017           24,806,240
 5,000,000   9.25%, 2/15/2016             6,365,625
                                        -----------
             Total                       71,036,865
                                        -----------
             U.S. Treasury Notes-38.3%
12,000,000   7.25%, 8/15/2004            12,611,244
21,000,000   7.50%, 11/15/2001           21,990,927
20,000,000   8.75%, 8/15/2000            21,412,500
31,000,000   9.125%, 5/15/1999           32,579,047
18,000,000   9.25%, 8/15/1998            18,568,116
                                        -----------
             Total                      107,161,834
                                        -----------
             TOTAL U.S. TREASURY
             OBLIGATIONS (IDENTIFIED
             COST $178,960,156)         178,198,699
                                        -----------
             COMMERCIAL PAPER-2.5%
             Finance-2.5%
 6,885,000   Merrill Lynch & Co., Inc., 5.55%, 9/2/97
             (at amortized cost)          6,885,000
                                        -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $280,009,756)              $279,006,337
                                        ============
---------------------------------------------------------

(See Notes to Portfolios of Investments)


                                               MARKETVEST GROUP OF FUNDS
 Notes to Portfolios of Investments            August 31, 1997 (unaudited)

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(c) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings.

(d) Floating rate note with current rate and next reset date shown.

(e) Represents step-up bond.

The following acronyms are used throughout this portfolio:

ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
ARM        -- Adjustable Rate Mortgage
COL        -- Collateralized
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
GO         -- General Obligation
GTD        -- Guaranteed
HDA        -- Hospital Development Authority
HEFA       -- Health and Education Facilities Authority
IDA        -- Industrial Development Authority
INS        -- Insured
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance
PRF        -- Prerefunded
REMIC      -- Real Estate Mortgage Investment Conduit
TOBs       -- Tender Option Bonds
UT         -- Unlimited Tax



-------------------------------------------------------------------------------------------------------------------------------
                                                COST OF
                                              INVESTMENTS    NET UNREALIZED        GROSS            GROSS            TOTAL
                                            FOR FEDERAL TAX   APPRECIATION      UNREALIZED       UNREALIZED           NET
  FUND                                         PURPOSES      (DEPRECIATION)    APPRECIATION     DEPRECIATION        ASSETS*
-------------------------------------------------------------------------------------------------------------------------------
  Marketvest Equity Fund                      $472,241,537     $144,210,345     $146,779,107      $2,568,762      $612,984,147
  Marketvest International Equity Fund        $40,294,549      $ 2,041,894      $ 2,041,894              --       $42,337,045
  Marketvest Pennsylvania Intermediate
    Municipal Bond Fund                       $208,345,408     $ 4,720,815      $ 4,896,545       $ 175,730       $211,904,916
  Marketvest Short-Term Bond Fund             $147,232,731     $   187,578      $   530,432       $ 342,854       $143,548,999
  Marketvest Intermediate U.S. Government
  Bond Fund                                   $280,009,756     $(1,003,419)     $   479,006       $1,482,425      $279,907,239

* The categories of investments are shown as a percentage of net assets at August 31, 1997.

(See Notes which are an integral part of the Financial Statements)


                                                           MARKETVEST GROUP OF FUNDS
 Statements of Assets and Liabilities                      August 31, 1997 (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                                                             MARKETVEST                        MARKETVEST
                                                                            PENNSYLVANIA                      INTERMEDIATE
                                                            MARKETVEST      INTERMEDIATE      MARKETVEST          U.S.
                                           MARKETVEST      INTERNATIONAL      MUNICIPAL       SHORT-TERM       GOVERNMENT
                                           EQUITY FUND      EQUITY FUND       BOND FUND        BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Total Investments in securities,
    at value                               $616,451,882     $42,336,443      $213,066,223     $147,420,309     $279,006,337
  Cash                                              26               --                               337              503
  Income receivable                          1,438,188            2,625        2,921,549        2,218,432        2,738,723
  Receivable for shares sold                   120,115               --               --               --               --
                                         ---------------  ---------------  ---------------  ---------------  ---------------
    Total assets                           618,010,211       42,339,068      215,987,772      149,639,078      281,745,563
                                         ---------------  ---------------  ---------------  ---------------  ---------------
LIABILITIES:
  Payable for investments purchased          4,519,090               --        3,179,095        5,289,095               --
  Income distribution payable                       --               --          773,396          691,592        1,661,515
  Accrued expenses                             506,974            2,023          130,365          109,392          176,809
                                         ---------------  ---------------  ---------------  ---------------  ---------------
    Total liabilities                        5,026,064            2,023        4,082,856        6,090,079        1,838,324
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS CONSIST OF:
  Paid in capital                          432,139,907       39,886,582      207,090,736      143,597,043      285,004,204
  Net unrealized appreciation
    (depreciation) of investments          144,210,345        2,041,894        4,720,815          187,578       (1,003,419)
  Accumulated net realized gain (loss)
    on investments                          36,657,600          112,740           93,365         (230,975)      (4,095,133)
  Undistributed net investment
  income/Distributions in excess of
  net investment income                        (23,705)         295,829               --           (4,647)           1,587
                                         ---------------  ---------------  ---------------  ---------------  ---------------
    Total Net Assets                       $612,984,147     $42,337,045      $211,904,916     $143,548,999     $279,907,239
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSET VALUE PER SHARE, AND
  REDEMPTION PROCEEDS PER SHARE
  (net assets / shares outstanding)             $13.50           $10.61           $10.12            $9.95            $9.75
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Offering Price Per Share****                    $14.17*          $10.77***        $10.49**         $10.31**         $10.10**
                                         ---------------  ---------------  ---------------  ---------------  ---------------
SHARES OUTSTANDING:                         45,422,215        3,991,613       20,943,710       14,423,080       28,702,532
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Investments at identified cost           $ 472,241,537    $  40,294,549    $ 208,345,408    $ 147,232,731    $ 280,009,756
                                         ===============  ===============  ===============  ===============  ===============
Investments at tax cost                  $ 472,241,537    $  40,294,549    $ 208,345,408    $ 147,232,731    $ 280,009,756
                                         ===============  ===============  ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------------------

   * Computation of offering price: 100/95.25 of net asset value.

  ** Computation of offering price: 100/96.50 of net asset value.

 *** Computation of offering price: 100/98.50 of net asset value.

**** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


                                                           MARKETVEST GROUP OF FUNDS
 Statements of Operations                                  Six Months Ended August 31, 1997 (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                                                              MARKETVEST                        MARKETVEST
                                                                             PENNSYLVANIA                      INTERMEDIATE
                                                             MARKETVEST      INTERMEDIATE      MARKETVEST          U.S.
                                            MARKETVEST      INTERNATIONAL      MUNICIPAL       SHORT-TERM       GOVERNMENT
                                            EQUITY FUND    EQUITY FUND(A)      BOND FUND        BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                 $ 5,678,773       $ 376,775        $      --       $        --       $  19,316
  Interest                                      962,478          52,545        5,639,037         4,795,598      10,825,361
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Total income                              6,641,251         429,320        5,639,037         4,795,598      10,844,677
                                          ---------------  ---------------  ---------------  ---------------  ---------------
EXPENSES:
  Investment advisory fee                     2,901,947         115,692          812,694           548,988       1,008,567
  Administrative personnel
    and services fee                            435,292          31,288          162,539           109,798         201,714
  Custodian fees                                 31,904           5,675           15,320            19,750          19,185
  Transfer and dividend disbursing
    agent fees and expenses                      15,817           6,372           13,226            10,975          15,393
  Directors'/Trustees' fees                       5,390           4,311            5,389             5,389           5,389
  Auditing fees                                   8,067              --            8,066             8,067           8,067
  Legal fees                                      2,558           1,593            1,779             1,397           2,447
  Portfolio accounting fees                      59,009          17,698           42,444            26,459          39,168
  Share registration costs                       10,535          16,538           11,250             5,738           7,499
  Printing and postage                            7,467           3,868            6,500             3,062           3,514
  Insurance premiums                              3,073           1,251              710             1,280             813
  Taxes                                          30,377              --               --             4,500          11,817
  Miscellaneous                                   9,676           3,470            9,227             6,588           7,607
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Total expenses                            3,521,112         207,756        1,089,144           751,991       1,331,180
                                          ---------------  ---------------  ---------------  ---------------  ---------------
Waivers and Reimbursements--
  Waiver of investment advisory fee            (580,389)        (26,698)        (162,539)         (109,798)       (201,714)
  Waiver of administrative personnel
    and services fee                                 --         (12,613)         (48,375)          (32,681)        (60,096)
  Reimbursement of other operating
    expenses                                         --         (34,954)              --                --              --
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Total waivers and reimbursements           (580,389)        (74,265)        (210,914)         (142,479)       (261,810)
                                          ---------------  ---------------  ---------------  ---------------  ---------------
  Net expenses                                2,940,723         133,491          878,230           609,512       1,069,370
                                          ---------------  ---------------  ---------------  ---------------  ---------------
  Net investment income                       3,700,528         295,829        4,760,807         4,186,086       9,775,307
                                          ---------------  ---------------  ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on
  investments                                36,656,265         112,740          458,942          (227,394)     (3,146,733)
  Net change in unrealized appreciation/
    depreciation of investments              47,342,235       2,041,894          120,445           338,839       1,502,492
                                          ---------------  ---------------  ---------------  ---------------  ---------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      83,998,500       2,154,634          579,387           111,445      (1,644,241)
                                          ---------------  ---------------  ---------------  ---------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $87,699,028       $2,450,463       $5,340,194      $ 4,297,531       $8,131,066
                                          ===============  ===============  ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from April 1, 1997 (date of initial public investment) to August 31, 1997.

(See Notes which are an integral part of the Financial Statements)


                                                           MARKETVEST GROUP OF FUNDS
 Statements of Changes in Net Assets                       Six Months Ended August 31, 1997 (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                                                              MARKETVEST                        MARKETVEST
                                                                             PENNSYLVANIA                      INTERMEDIATE
                                                             MARKETVEST      INTERMEDIATE      MARKETVEST          U.S.
                                            MARKETVEST      INTERNATIONAL      MUNICIPAL       SHORT-TERM       GOVERNMENT
                                            EQUITY FUND    EQUITY FUND(A)      BOND FUND        BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATION:
  Net investment income                     $ 3,700,528      $   295,829      $ 4,760,807      $ 4,186,086      $ 9,775,307
  Net realized gain (loss) on investment
    transactions                             36,656,265          112,740          458,942         (227,394)      (3,146,733)
  Net change in unrealized appreciation/
    depreciation                             47,342,235        2,041,894          120,445          338,839        1,502,492
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting
      from operations                        87,699,028        2,450,463        5,340,194        4,297,531        8,131,066
                                          ---------------  ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment
    income                                   (3,775,560)              --       (4,760,807)      (4,196,096)      (9,775,307)
  Distributions from net realized gain
    on investments                          (12,096,715)              --               --               --               --
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from
      distributions to shareholders         (15,872,275)              --       (4,760,807)      (4,196,096)      (9,775,307)
                                          ---------------  ---------------  ---------------  ---------------  ---------------
SHARE TRANSACTIONS:
  Proceeds from sale of shares               34,460,923       45,757,676       17,739,006       14,376,893       39,785,345
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                    7,780,217               --            9,764        1,856,246        2,257,392
  Cost of shares redeemed                   (41,972,470)      (5,871,094)     (27,816,355)     (18,963,392)     (19,533,080)
                                          ---------------  ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from
      share transactions                        268,670       39,886,582      (10,067,585)      (2,730,253)      22,509,657
                                          ---------------  ---------------  ---------------  ---------------  ---------------
      Change in net assets                   72,095,423       42,337,045       (9,488,198)      (2,628,818)      20,865,416
NET ASSETS:
  Beginning of period                       540,888,724               --      221,393,114      146,177,817      259,041,823
                                          ---------------  ---------------  ---------------  ---------------  ---------------
  End of period                            $612,984,147      $42,337,045     $211,904,916     $143,548,999     $279,907,239
                                          ---------------  ---------------  ---------------  ---------------  ---------------
  Undistributed net investment income                --      $   295,829               --               --      $     1,587
                                          ===============  ===============  ===============  ===============  ===============
  Net realized gain (loss) as computed
    for federal income tax purposes         $36,656,265      $   112,740      $   458,942      $  (227,394)     $(3,146,733)
                                          ===============  ===============  ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from April 1, 1997 (date of initial public investment) to August 31, 1997.

(See Notes which are an integral part of the Financial Statements)


                                                           MARKETVEST GROUP OF FUNDS
 Statements of Changes in Net Assets                       Period Ended February 28, 1997 (a)

-------------------------------------------------------------------------------------------------------------------------------
                                                                            MARKETVEST                        MARKETVEST
                                                                           PENNSYLVANIA                      INTERMEDIATE
                                                                           INTERMEDIATE      MARKETVEST          U.S.
                                                           MARKETVEST        MUNICIPAL       SHORT-TERM       GOVERNMENT
                                                           EQUITY FUND       BOND FUND        BOND FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATION:
  Net investment income                                    $ 5,939,224      $ 9,060,687      $ 6,513,471      $13,729,812
  Net realized gain (loss) on investment transactions       21,301,868         (365,577)          (3,581)        (948,400)
  Net change in unrealized appreciation/depreciation        96,868,110        4,600,370         (151,261)      (2,505,911)
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from operations         124,109,202       13,295,480        6,358,629       10,275,501
                                                         ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  (5,887,897)      (9,060,687)      (6,508,108)     (13,728,225)
  Distributions from net realized gain on investments       (8,725,186)              --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from
      distributions to shareholders                        (14,613,083)      (9,060,687)      (6,508,108)     (13,728,225)
                                                         ---------------  ---------------  ---------------  ---------------
SHARE TRANSACTIONS:
  Proceeds from sale of shares                             471,399,997      246,896,507      166,519,656      279,905,103
  Net asset value of shares issued to shareholders
    in payment of distributions declared                     6,978,053            5,376        3,233,858        3,481,126
  Cost of shares redeemed                                  (46,985,445)     (29,843,562)     (23,426,218)     (20,991,682)
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from
      share transactions                                   431,392,605      217,058,321      146,327,296      262,394,547
                                                         ---------------  ---------------  ---------------  ---------------
      Change in net assets                                 540,888,724      221,293,114      146,177,817      258,941,823
NET ASSETS:
  Beginning of period                                               --          100,000               --          100,000
                                                         ---------------  ---------------  ---------------  ---------------
  End of period                                            $540,888,724     $221,393,114     $146,177,817     $259,041,823
                                                         ===============  ===============  ===============  ===============
  Undistributed net investment income                      $    51,327               --      $     5,363      $     1,587
                                                         ===============  ===============  ===============  ===============
  Net realized gain (loss) as computed
    for federal income tax purposes                        $21,301,868      ($  365,577)     ($    3,581)     ($  923,712)
                                                         ===============  ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(See Notes which are an integral part of the Financial Statements)


                       THIS PAGE INTENTIONALLY LEFT BLANK

 Financial Highlights

(For a share outstanding throughout each period)

                                                                                                  DISTRIBUTIONS
                                                                                                       TO
                                                                                                  SHAREHOLDERS
                 NET ASSET                  NET REALIZED AND                  DISTRIBUTIONS TO      FROM NET
                  VALUE,          NET          UNREALIZED       TOTAL FROM    SHAREHOLDERS FROM     REALIZED
                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT     NET INVESTMENT        GAIN ON          TOTAL
                 OF PERIOD      INCOME         INVESTMENTS      OPERATIONS         INCOME          INVESTMENTS    DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
MARKETVEST EQUITY FUND
2/28/97(a)       $10.00          0.14             2.10             2.24            (0.14)            (0.19)          (0.33)
8/31/97(b)       $11.91          0.08             1.86             1.94            (0.08)            (0.27)          (0.35)
MARKETVEST INTERNATIONAL EQUITY FUND
8/31/97(c)       $10.00          0.07             0.54             0.61               --                --              --
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
2/28/97(a)       $10.00          0.40             0.09             0.49            (0.40)               --           (0.40)
8/31/97(b)       $10.09          0.22             0.03             0.25            (0.22)               --           (0.22)
MARKETVEST SHORT-TERM BOND FUND
2/28/97(a)       $10.00          0.49            (0.05)            0.44            (0.49)               --           (0.49)
8/31/97(b)       $ 9.95          0.29               --             0.29            (0.29)               --           (0.29)
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
2/28/97(a)       $10.00          0.59            (0.18)            0.41            (0.59)               --           (0.59)
8/31/97(b)       $ 9.82          0.36            (0.07)            0.29            (0.36)               --           (0.36)
-------------------------------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(b) Six Months Ended August 31, 1997. (unaudited)

(c) Reflects operations for the period from April 1, 1997 (date of initial public investment) to August 31, 1997.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) Computed on an annualized basis.

(f) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

------------------------------------------------------------------------------


                                 RATIOS TO AVERAGE NET ASSETS
                                 ----------------------------
                                                                     NET ASSETS,
                                                                       END OF
  NET ASSET                                NET         EXPENSE         PERIOD      PORTFOLIO      AVERAGE
   VALUE,         TOTAL                INVESTMENT      WAIVER/          (000       TURNOVER     COMMISSION
END OF PERIOD   RETURN(D)   EXPENSES     INCOME     REIMBURSEMENT(F)   OMITTED)      RATE      RATE PAID(G)
--------------------------------------------------------------------------------------------------------------
  $11.91         22.77%     1.05%(e)    1.48%(e)       0.21%(e)       $540,889         37%       $  0.0616
  $13.50         16.52%     1.02%(e)    1.29%(e)       0.20%(e)       $612,984         17%       $  0.0607
  $10.61          6.10%     0.75%(e)    1.67%(e)       0.41%(e)       $ 42,337          4%              --
  $10.09          5.03%     0.83%(e)    4.41%(e)       0.19%(e)       $221,393         86%              --
  $10.12          2.55%     0.81%(e)    4.39%(e)       0.19%(e)       $211,905         34%              --
  $ 9.95          4.49%     0.90%(e)    5.47%(e)       0.18%(e)       $146,178        112%              --
  $ 9.95          2.93%     0.83%(e)    5.72%(e)       0.19%(e)       $143,549         46%              --
  $ 9.82          4.18%     0.85%(e)    6.54%(e)       0.18%(e)       $259,042        255%              --
  $ 9.75          2.98%     0.80%(e)    7.27%(e)       0.19%(e)       $279,907        230%              --


                                                MARKETVEST GROUP OF FUNDS
  Notes to Financial Statements                 August 31, 1997 (unaudited)

  (1) ORGANIZATION

  The Marketvest Group of Funds consists of Marketvest Funds, Inc. (the "Corporation") and Marketvest Funds (the "Trust") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Corporation and the Trust consist of five portfolios (individually referred to as the "Fund" or collectively as the "Funds") which are presented herein:



-----------------------------------------------------------------------------------------------------------------
                       Portfolio Name                          Diversification        Investment Objective
-----------------------------------------------------------------------------------------------------------------
  Marketvest Equity Fund*                                        diversified    Provide growth of principal.
  ("Equity Fund")
-----------------------------------------------------------------------------------------------------------------
  Marketvest International Equity Fund**                         diversified    Provide long-term capital
  ("International Equity Fund")                                                 appreciation by investing
                                                                                primarily in shares of other
                                                                                mutual funds.
-----------------------------------------------------------------------------------------------------------------
  Marketvest Pennsylvania Intermediate Municipal Bond Fund**   non-diversified  Provide current income which is
  ("Pennsylvania Intermediate Municipal Bond Fund")                             exempt from federal regular
                                                                                income tax and the personal and
                                                                                corporate income taxes imposed by
                                                                                the Commonwealth of
                                                                                Pennsylvania.
-----------------------------------------------------------------------------------------------------------------
  Marketvest Short-Term Bond Fund*                               diversified    Provide current income.
  ("Short-Term Bond Fund")
-----------------------------------------------------------------------------------------------------------------
  Marketvest Intermediate U.S. Government Bond Fund*             diversified    Provide current income.
  ("Intermediate U.S. Government Bond Fund")
-----------------------------------------------------------------------------------------------------------------

   *A portfolio of Marketvest Funds, Inc.

  **A portfolio of Marketvest Funds.

  The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  (2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

      INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term debt securities are valued at the prices provided by an independent pricing service. However, short-term debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.


      REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

      The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors/Trustees (the "Directors/ Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

      INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

      At February 28, 1997, Intermediate U.S. Government Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, and Short-Term Bond Fund, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce each Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

--------------------------------------------------------------------------
                                                         Total Tax-Loss
  Fund                                                    Carryforward
--------------------------------------------------------------------------
  Intermediate U.S. Government Bond Fund                    $923,712
  Pennsylvania Intermediate Municipal Bond Fund             $365,577
  Short-Term Bond Fund                                      $  3,581
--------------------------------------------------------------------------

  Pursant to the Code, such capital loss carryforwards will expire as follows:

----------------------------------------------------------------------------
   Intermediate U.S. Government      Pennsylvania Intermediate Municipal
             Bond Fund                            Bond Fund
----------------------------------------------------------------------------
                      Expiration                           Expiration
 Expiration Year        Amount        Expiration Year        Amount
----------------------------------------------------------------------------
      2005             $923,712            2005             $365,577
----------------------------------------------------------------------------

---------------------------------------
        Short-Term Bond Fund
---------------------------------------
 Expiration Year   Expiration Amount
---------------------------------------
      2005              $3,581
---------------------------------------

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

      OTHER--Investment transactions are accounted for on the trade date.

  (3) SHARE TRANSACTIONS

  The Articles of Incorporation permit the Directors of the Corporation to issue full and fractional shares of common stock in each Fund as follows:

---------------------------------------------------------------------------
                                             Authorized
  Fund                                         Shares          Par Value
---------------------------------------------------------------------------
  Equity Fund                               1,000,000,000       $0.0001
  Short-Term Bond Fund                      1,000,000,000       $0.0001
  Intermediate U.S. Government Bond Fund    1,000,000,000       $0.0001
---------------------------------------------------------------------------

  The Declaration of Trust permits the Trustees of Pennsylvania Intermediate Municipal Bond Fund and the International Equity Fund to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

  Transactions in shares were as follows:



------------------------------------------------------------------------------------------------------------------
                                                                                         Pennsylvania
                                                                                         Intermediate
                                                       Equity Fund                    Municipal Bond Fund
                                            ----------------------------------------------------------------------
                                              Six Months                         Six Months
                                                Ended         Period Ended         Ended         Period Ended
                                              August 31,      February 28,       August 31,      February 28,
                                                 1997             1997*             1997             1997*
------------------------------------------------------------------------------------------------------------------
  Shares sold                                  2,657,056        49,148,379        17,739,006       24,915,809
  Shares issued to shareholders in payment
    of distributions declared                    612,157           626,699             9,764              535
  Shares redeemed                             (3,280,642)       (4,341,434)      (27,816,355)      (2,978,392)
                                            --------------  -----------------  --------------  -----------------
    Net change resulting from share
      transactions                               (11,429)       45,433,644       (10,067,585)      21,937,952
                                            ==============  =================  ==============  =================
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                         Intermediate
                                                                                        U.S. Government
                                                  Short-Term Bond Fund                     Bond Fund
                                            ----------------------------------------------------------------------
                                              Six Months                         Six Months
                                                Ended         Period Ended         Ended         Period Ended
                                              August 31,      February 28,       August 31,      February 28,
                                                 1997             1997*             1997             1997*
------------------------------------------------------------------------------------------------------------------
  Shares sold                                  1,445,946        16,727,339         4,083,741       28,154,162
  Shares issued to shareholders in payment
    of distributions declared                    186,903           324,445           232,121          351,509
  Shares redeemed                             (1,907,903)       (2,353,650)       (2,005,715)      (2,123,286)
                                            --------------  -----------------  --------------  -----------------
    Net change resulting from share
      transactions                              (275,054)       14,698,134         2,310,147       26,382,385
                                            ==============  =================  ==============  =================
------------------------------------------------------------------------------------------------------------------

 * For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.



---------------------------------------------------------------------------------------------
                                                                             International
                                                                              Equity Fund
                                                                            -----------------
                                                                              Period Ended
                                                                               August 31,
                                                                                 1997**
---------------------------------------------------------------------------------------------
    Shares sold                                                                4,527,225
    Shares issued to shareholders in payment of distributions declared                --
    Shares redeemed                                                             (535,612)
                                                                           ----------------
      Net change resulting from share
        transactions                                                           3,991,613
                                                                           ================
---------------------------------------------------------------------------------------------

 ** For the period from April 1, 1997 (date of initial public investment) to August 31, 1997.

  (4) INVESTMENT ADVISORY FEE AND OTHER
     TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE--Dauphin Deposit Bank and Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
                                                                     Annual
  Fund                                                                Rate
--------------------------------------------------------------------------------
  Equity Fund                                                         1.00%
  Pennsylvania Intermediate Municipal Bond Fund                       0.75%
  Short-Term Bond Fund                                                0.75%
  Intermediate U.S. Government Bond Fund                              0.75%
  International Equity Fund                                           0.65%

  The Adviser may voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a percentage of each Fund's average daily net assets. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  CUSTODIAN FEES--Dauphin Deposit Bank and Trust Company is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. Each Fund's initial organizational expenses are as follows:

-------------------------------------------------------------------------------
                                                   Expenses of
                                                   Organizing     Expenses
  Fund                                              the Funds    Reimbursed
-------------------------------------------------------------------------------
  Equity Fund                                        $32,052       $2,137
  Pennsylvania Intermediate Municipal Bond Fund      $38,575       $2,572
  Short-Term Bond Fund                               $30,839       $2,056
  Intermediate U.S. Government Bond Fund             $30,886       $2,059
  International Equity Fund                          $ 5,703           --
-------------------------------------------------------------------------------

  INTERFUND TRANSACTIONS--During the period ended August 31, 1997, the Corporation and Trust engaged in purchase transactions with trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions were made at current market value or cost pursuant to Rule 17a-7 under the Act. Interfund transactions were as follows:

------------------------------------------------------------------------------
  Fund                                                Purchases      Sales
------------------------------------------------------------------------------
  International Equity Fund                           $32,051,537     $0
------------------------------------------------------------------------------

  GENERAL--Certain of the Officers and Directors or Trustees of the Corporation and Trust are Officers and Directors or Trustees of the above companies.

  (5) INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1997, were as follows:

------------------------------------------------------------------------------
  Fund                                            Purchases        Sales
------------------------------------------------------------------------------
  Equity Fund                                    $ 90,319,059   $109,477,966
  Pennsylvania Intermediate Municipal Bond Fund  $ 71,668,160   $ 83,679,287
  Short-Term Bond Fund                           $ 59,968,828   $ 66,243,683
  Intermediate U.S. Government Bond Fund         $614,555,137   $586,674,310
  International Equity Fund                      $ 41,001,537   $  1,500,000
------------------------------------------------------------------------------

  (6) CONCENTRATION OF CREDIT RISK

  Since Pennsylvania Intermediate Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1997, 65.3% of the securities in Pennsylvania Intermediate Municipal Bond Fund were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 27.1% of total investments.

  International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


                           MARKETVEST GROUP OF FUNDS

                ------------------------------------------------
                         DIRECTORS/TRUSTEES AND OFFICERS
------------------------------------        ------------------------------------

      DIRECTORS/TRUSTEES                            OFFICERS

                                 EDWARD C. GONZALES
      MARTIN B. EBBERT, JR.                Chairman, President and Treasurer

      EDWARD C. GONZALES                   JEFFREY W. STERLING
                                          Vice President and Assistant Treasurer

      CLYDE M. MCGEARY                     VICTOR R. SICLARI
                                           Secretary

      GEORGE A. OMINSKI                    TIMOTHY S. JOHNSON
                               Assistant Secretary
      RICHARD SEIDEL

              MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

               THIS  REPORT  IS  AUTHORIZED  FOR   DISTRIBUTION  TO  PROSPECTIVE
               INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS WHICH CONTAINS FACTS CONCERNING THEIR OBJECTIVES AND POLICIES, MANAGEMENT FEES, EXPENSES AND OTHER INFORMATION.



                                            Combined semi-annual
                                            report for

                                            Marketvest Equity Fund

                                            Marketvest International
                                            Equity Fund

                      Marketvest Pennsylvania Intermediate
                                            Municipal Bond Fund

                                            Marketvest Short-Term Bond Fund

                                            Marketvest Intermediate U.S.
                                            Government Bond Fund

[LOGO] Dauphin Deposit Bank                 August 1997
        and Trust Company
        Investment adviser

Edgewood Services, Inc.
-----------------------
Federated Investors Tower
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is the
distributor of the funds and is a
subsidiary of Federated Investors.                      [LOGO]

CUSIP 57061D107                                    MARKETVEST FUNDS
CUSIP 57061E105
CUSIP 57061E204
CUSIP 57061E303
CUSIP 57061D206
G01834-01(10/97)